Exhibit 99.1

AUDITED FINANCIAL STATEMENTS OF LOGOS A.S.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of Logos a.s.:

We have audited the accompanying balance sheet of Logos a.s. as of March 31, 2008 and the related statement of income, changes in shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the management of Logos a.s.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Logos a.s. as at 31 March 2008, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the Czech Republic.

Ernst & Young Audit s.r.o.

28 November 2008
Prague, Czech Republic

Logos a.s. Financial Statements for the Year Ended 31 March 2008 together with Auditor’s Report (Translation of Financial Statements Originally Issued in Czech)

Logos a.s. - 31 March 2008

Financial Statement Forms (in thousands of Czech crowns)

BALANCE SHEET - LONG FORM
As of 31 March 2008 and 2007

				Current Year			Prior Year 2007
				Gross	Provisions	Net	Net
							(Unaudited)
			TOTAL ASSETS	285,521	(30,085)	255,436	156,998

A.			STOCK SUBSCRIPTION RECEIVABLE	0	0	0	0

B.			FIXED ASSETS	43,883	(27,096)	16,787	15,411

B.	I.		Intangible assets	5,638	(3,301)	2,337	2,786
		3	Software	5,626	(3,289)	2,337	2,786
		4	Patents, royalties and similar rights	12	(12)	0	0

B.	II.		Tangible assets	38,245	(23,795)	14,450	12,625
		2	Constructions	3,890	(1,669)	2,221	2,695
		3	Separate movable items and groups of movable items	34,355	(22,126)	12,229	9,930

C.			CURRENT ASSETS	237,617	(2,989)	234,628	138,178

C.	I.		Inventory	37,343	(2,279)	35,064	16,915
		2	Work in progress and semi-finished production	37,343	(2,279)	35,064	16,915

C.	II.		Long-term receivables	7,283	0	7,283	1,801
		5	Long-term advances granted	155	0	155	121
		8	Deferred tax asset	7,128	0	7,128	1,680

C.	III.		Short-term receivables	185,654	(710)	184,944	115,772
		1	Trade receivables	178,524	0	178,524	99,701
		6	Due from government - tax receivables	0	0	0	8,910
		7	Short-term advances granted	3,454	0	3,454	3,686
		9	Other receivables	3,676	(710)	2,966	3,475

C.	IV.		Short-term financial assets	7,337	0	7,337	3,690
		1	Cash	652	0	652	564
		2	Bank accounts	6,685	0	6,685	1,971
		3	Short-term securities and interests	0	0	0	1,155

D.			OTHER ASSETS - TEMPORARY ACCOUNTS OF ASSETS	4,021	0	4,021	3,409

D.	I.		Accrued assets and deferred liabilities	4,021	0	4,021	3,409
		1	Prepaid expenses	3,985	0	3,985	1,300
		3	Unbilled receivables	36	0	36	2,109

The accompanying notes are an integral part of the financial statements.

Logos a.s. - 31 March 2008

Financial Statement Forms (in thousands of Czech crowns)

BALANCE SHEET - LONG FORM (Continued)
As of 31 March 2008 and 2007

				Current Year	Prior Year 2007
					(Unaudited)
			TOTAL EQUITY & LIABILITIES	255,436	156,998

A.			EQUITY	100,566	96,943

A.	I.		Basic capital	12,000	12,000
		1	Registered capital	12,000	12,000

A	II.		Capital funds	0	0

A.	III.		Reserve funds, (indivisible fund) and other funds created from profit	2,400	2,400
		1	Legal reserve fund/Indivisible fund	2,400	2,400

A.	IV.		Profit (loss) for the previous years	18,342	51,792
		1	Retained earnings for the previous years	18,342	51,792

A.	V.		Profit (loss) for the year (+ / -)	67,824	30,751

B.			LIABILITIES	154,733	58,389

B.	I.		Reserves	51,909	8,145
		3	Reserve for corporate income tax	10,394	0
		4	Other reserves	41,515	8,145

B.	II.		Long-term liabilities	4,094	0
		1	Trade payables	312	0
		5	Advances received	3,782	0

B.	III.		Current liabilities	98,341	45,244
		1	Trade payables	29,691	12,112
		5	Liabilities to employees	26,673	12,799
		6	Liabilities arising from social security and health insurance	16,323	8,183
		7	Due to government – taxes and subsidies	19,828	8,750
		10	Unbilled deliveries	5,825	3,387
		11	Other liabilities	1	13

B.	IV.		Bank loans and borrowings	389	5,000
		2	Short-term bank loans	389	5,000

C.			OTHER LIABILITIES - TEMPORARY ACCOUNTS OF LIABILITIES	137	1,666

C.	I.		Accrued liabilities and deferred assets	137	1,666
		1	Accruals	105	0
		2	Deferred revenues	32	1,666

Prepared on:	Signature of accounting entity's statutory body:	Person responsible for accounting (name, signature):	Person responsible for financial statements (name, signature):
28.11.2008	/s/ Pavel Endrle	/s/ Alena Zedníková	/s/ Petr Krajíček
/s/ Pavel Šťovíček

The accompanying notes are an integral part of the financial statements.

Logos a.s. - 31 March 2008

Financial Statement Forms (in thousands of Czech crowns)

STATEMENT OF INCOME - LONG FORM
For the Years Ended 31 March 2008 and 2007

				Current Year	Prior Year 2007
					(Unaudited)
.	I.	1	Revenue from sale of goods	22,998	3,375
A.		2	Cost of goods sold	21,267	3,153

	+		Gross margin	1,731	222

	II.		Production	734,942	386,390
		1	Revenue from sale of finished products and services	714,514	376,240
		3	Own work capitalized	20,428	10,150
B.			Production related consumption	186,486	95,051
		1	Consumption of material and energy	14,235	8,696
		2	Services	172,251	86,355

	+		Value added	550,187	291,561

C.			Personnel expenses	409,460	235,290
		1	Wages and salaries	291,544	168,859
		3	Social security and health insurance	102,176	59,040
		4	Other social costs	15,740	7,391

D.		1	Taxes and charges	107	120

E.		1	Amortization and depreciation of intangible and tangible fixed assets	11,258	9,451
	III.		Revenue from sale of intangible and tangible fixed assets and materials	356	196
		1	Revenues from sale of intangible and tangible fixed assets	356	196

F.			Net book value of intangible and tangible fixed assets and materials sold	240	88
		1	Net book value of intangible and tangible fixed assets sold	240	88

G.		1	Change in reserves and provisions relating to operations and in prepaid expenses (specific-purpose expenses)	36,026	3,008
	IV.	1	Other operating revenues	103	58

H.		2	Other operating expenses	3,728	4,153

	*		Profit or loss on operating activities	89,827	39,705

	IX.	1	Gain on revaluation of securities and derivatives	4	23

	X.	1	Interest income	48	53

N.		2	Interest expense	557	194
	XI.	1	Other finance income	325	54

O.		2	Other finance cost	2,485	832

	*		Profit or loss on financial activities	(2,665)	(896)

Q.			Tax on profit or loss on ordinary activities	19,278	8,067
		1	- due	24,726	8,669
		2	- deferred	(5,448)	(602)

	**		Profit or loss on ordinary activies after taxation	67,884	30,742

	XIII.	1	Extraordinary gains	0	9

R.		2	Extraordinary losses	60	0

	*		Extraordinary profit or loss	(60)	9

	***		Profit or loss for the year (+/-)	67,824	30,751

	****		Profit or loss before taxation	87,102	38,818

Prepared on:	Signature of accounting entity's statutory body:	Person responsible for accounting (name, signature):	Person responsible for financial statements (name, signature):
28.11.2008	/s/ Pavel Endrle	/s/ Alena Zedníková	/s/ Petr Krajíček
/s/ Pavel Šťovíček

The accompanying notes are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

1.	DESCRIPTION OF THE COMPANY

Logos a.s. (“the Company”) is a joint-stock company incorporated on 5 August 1994 in the Czech Republic. The Company’s registered office is located at BB Centrum, Building Beta, Vyskočilova 1481/4, 140 00 Praha 4, Czech Republic and the business registration number (IČ) is 48 95 31 21. The Company was entered in the Commercial Register maintained by the Municipal Court in Prague, Section B, Insert 9446. The Company is involved in the provision of software and hardware and software advisory. No significant changes were made to the Commercial Register entry in 2007/2008.

Logos is a Czech consulting and technology company. By implementation of information technologies it develops business activities of companies in the market. The company implements projects in the Czech Republic in the areas of banking, telecommunications, and in other sectors where information technology is intensively used for development of business activities.

Founded in 1994, Logos has a workforce of about almost 500 employees as at March 31, 2008. Logos holds a number of certificates, such as Microsoft Gold Certified Partner, Oracle Partner Network Member, and Sun iForce Partner. Since 2003, the company is certified for conformity to ISO 9001:2000 Standards.

As at March 31, 2008, shareholders who hold a 20% or greater interest in the Company’s basic capital are as follows:

Ing. Pavel Šťovíček, Velké Kunratice 1406/26, Praha 4	29.33%
Ing. Michal Hanus, Ochozská 2177, Praha 9	29.33%
Ing. Pavel Endrle, Bělocerkevská 8, Praha 10	29.33%

Members of the statutory bodies as at 31 March 2008 were as follows:

Board of Directors (Statutory Representatives)
Chair:	Ing. Pavel Šťovíček
Member:	Ing. Michal Hanus
Member:	Ing. Pavel Endrle
Member:	Ing. David Dvořák

Supervisory Board
Chair:	Ing. Petr Krajíček
Member:	Ing. Patrik Blaha
Member:	Alena Zedníková

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

As at March 31, 2008, the Company’s organizational structure is as follows:

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

Basis of Presentation of the Financial Statements

The accompanying financial statements were prepared in accordance with the Czech Act on Accounting and the related guidelines as applicable for 2008 and 2007 (Czech GAAP).

In accordance with the Czech Act on Accounting, the Company uses fiscal year ended as at 31 March.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies applied by the Company in preparing the 2007/2008 and 2006/2007 financial statements are as follows:

a)	Intangible Fixed Assets

Intangible fixed assets include assets with an estimated useful life greater than one year and an acquisition cost over CZK 20 thousand on an individual basis.

Intangible fixed assets are recorded at their acquisition cost and related expenses.

In 2007/2008 and 2006/2007, intangible fixed assets are amortized over their estimated useful lives.

Amortization

Amortization is calculated based on the acquisition cost and the estimated useful life of the related asset by using the straight-line method. The estimated useful lives are as follows:

Months
Software	36
Patents	36

b)	Tangible Fixed Assets

Tangible fixed assets include assets with an estimated useful life greater than one year and an acquisition cost greater than CZK 20 thousand on an individual basis.

Purchased tangible fixed assets are recorded at their acquisition cost that consists of purchase price, freight, customs duties and other related costs.

In 2007/2008 and 2006/2007, tangible fixed assets are depreciated over their economic lives.

The costs of technical improvements exceeding for a single asset item a total of CZK 40 thousand for the accounting period are capitalized.

Repairs and maintenance expenses are expensed as incurred.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

Depreciation

Depreciation is calculated based on the acquisition cost and the estimated useful life of the related asset by using the straight-line method. The estimated useful lives are as follows:

Months
Office improvements	68
Machinery and equipment	36
Vehicles	60
Furniture and fixtures	36

c)	Financial Assets

Short-term financial assets consist of liquid valuables, cash in hand and at bank.

d)	Inventory

Work-in-progress is valued at actual cost. The cost of inventory produced internally includes direct labor costs and production overhead costs. Production overhead costs include direct incremental costs in particular telephone charges, lease of passenger cars, costs of non-residential premises and related services, IT employee equipment, and are allocated on the basis of number of total hours worked by employees. All those expenses are directly attributable to the employees working on the projects.

If it is highly probable that the valuation of work-in-progress is not recoverable and the project unprofitable, work-in progress is carried at its realizable value by the creation of a provision account. Additions to the provision are charged to the income statement. Provisions are created in the amount of the difference between the estimated realizable value and the valuation of work-in-progress at the level of actual cost. Provisions are made for future losses on existing contracts as soon as they are identified.

e)	Receivables

Both long- and short-term receivables are carried at their realizable value after provision for doubtful accounts. Additions to the provision account are charged to income. Provisions against receivables are created on the basis of their due date; 50% provisions are created against receivables overdue for more than 181 and less than 360 days while receivables overdue for more than 361 days are fully provided for.

f)	Equity

The basic capital of the Company is stated at the amount recorded in the Commercial Register maintained in the Municipal Court. Any increase or decrease in the basic capital made pursuant to the decision of the General Meeting which was not entered in the Commercial Register as at the financial statements date is recorded through changes in basic capital.

In accordance with the Commercial Code, the Company creates a legal reserve fund from profit. In the first year in which profit is generated, a joint-stock company should allocate 20% of profit after tax (however, not more than 10% of basic capital) to the legal reserve fund. In subsequent years, the legal reserve fund is allocated 5% of profit after tax until the fund reaches 20% of basic capital. These funds can only be used to offset losses.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

g)	Reserves and Liabilities

The Company creates legal reserves within the meaning of the Act on Reserves, reserves for accrued vacation and reserves for losses and risks if the related purpose, amount and timing can be reliably estimated and the accrual and matching principles are observed. As at the financial statements date, the Company created also a reserve for corporate income tax in accordance with the Czech Act on Accounting, shown pursuant to National Accounting Board Interpretation No. 3 in the accompanying financial statements, i.e. net of income tax advance payments.

Long-term liabilities and current liabilities are carried at their nominal values. Short-term loans are carried at their nominal values. The Company had no long-term loans as at the financial statements date.

h)	Foreign Currency Transactions

Assets and liabilities whose acquisition or production costs were denominated in foreign currencies are translated into Czech crowns at the exchange rate prevailing as at the transaction date. On the balance sheet date monetary items are adjusted to the exchange rates published by the Czech National Bank as at 31 March.

Realized and unrealized exchange rate gains and losses were charged or credited, as appropriate, to income for the year.

i)	Recognition of Revenues and Expenses

Revenues and expenses are recognized on an accrual basis, that is, they are recognized in the period in which the actual flow of the related goods or services occurs, regardless of when the related monetary flow arises.

“Fix time - fix price” contracts and service agreements are accounted for according to the completed contract method. When a contract is comprised of a number of performance milestones, revenues and costs are determined and taken to the income statement at the completion of each milestone.

j)	Income Tax

The corporate income tax expense is calculated based on the statutory tax rate and book income before taxes, increased or decreased by the appropriate permanent and temporary differences (e.g. non-deductible reserves and provisions, entertainment expenses, differences between book and tax depreciation, etc.).

The deferred tax position reflects the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for corporate income tax purposes, taking into consideration the period of realization.

k)	Subsidies/Investment Incentives

In 2007 the Company was granted an operating subsidy from CzechInvest for labor costs and training of employees who were hired after 1 November 2007 and engaged on newly created jobs. The subsidy was granted for a period of 12 months and can be withdrawn as and when needed. The Company did not use or account for any subsidy in 2007/2008, it will be used in 2008/2009.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

3.	FIXED ASSETS

a)       Intangible Fixed Assets (in CZK thousands)

COST

	At beginning of year	Additions	Disposals	Transfers	At end of year
Software	4,815	-	(41)	852	5,626
Patents, royalties and similar rights	12	-	-	-	12
Intangibles in progress	-	852	-	(852)	-
2007/2008 Total	4,827	852	(41)	-	5,638
2006/2007 Total	2,321	2,541	(35)	-	4,827

ACCUMULATED AMORTIZATION

	At beginning of year	Amortization during year	Disposals	At end of year	Net book value
Software	(2,029)	(1,264)	4	(3,289)	2,337
Patents, royalties and similar rights	(12)	-	-	(12)	-
Intangibles in progress	-	-	-	-	-
2007/2008 Total	(2,041)	(1,264)	4	(3,301)	2,337
2006/2007 Total	(1,248)	(828)	35	(2,041)	2,786

Patents are amortized over their useful lives as specified in the relevant contracts.

The total cost of small intangible fixed assets, which are not reflected in the accompanying balance sheet, was CZK 1,826 thousand and CZK 929 thousand at acquisition cost as at 31 March 2008 and 2007, respectively.

b)       Tangible Fixed Assets (in CZK thousands)

COST

	At beginning of year	Additions	Disposals	Transfers	At end of year
Office improvements	3,690	-	-	200	3,890
Machinery and equipment	24,816	-	(2,450)	11,427	33,793
Furniture and fixtures	183	-	(183)	562	562
Tangibles in progress	-	12,189	-	(12,189)	-
2007/2008 Total	28,689	12,189	(2,633)	-	38,245
2006/2007 Total	25,314	10,524	(7,149)	-	28,689

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

ACCUMULATED DEPRECIATION

	At beginning of year	Depreciation during year	Disposals	At end of year	Net book value
Office improvements	(995)	(674)	-	(1,669)	2,221
Machinery and equipment	(15,029)	(9,246)	2,189	(22,086)	11,707
Furniture and fixtures	(40)	(74)	74	(40)	522
Tangibles in progress	-	-	-	-	-
2007/2008 Total	(16,064)	(9,994)	2,263	(23,795)	14,450
2006/2007 Total	(14,501)	(8,623)	7,060	(16,064)	12,626

The total cost of small tangible fixed assets, which are not reflected in the accompanying balance sheet, was CZK 4,616 thousand and CZK 2,778 thousand at acquisition cost as at 31 March 2008 and 2007, respectively.

4.	INVENTORY

Work-in-progress related to loss making has been written down to its estimated net realizable value by a provision account. The provision is determined based on estimated costs and revenues of the project (see Note 7).

5.	RECEIVABLES

Provisions against outstanding receivables that are considered doubtful were charged to income in 2007/2008 and 2006/2007, respectively (see Note 7).

Receivables overdue for more than 180 days totaled CZK 21 thousand and CZK 1,393 thousand as at 31 March 2008 and 2007, respectively.

As at 31 March 2008 and 2007, the Company had long-term receivables of CZK 4,928 thousand and CZK 1,801 thousand, respectively, arising from a deferred tax asset and long-term deposits granted. Receivables from related parties (see Note 21).

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

6.	PROVISIONS

Provisions reflect a temporary diminution in the value of assets (see Notes 4, 5 and 6).

Changes in the provision accounts (in CZK thousands):

Provisions against	Balance as at 31/ 03/ 2006	Additions	Deductions	Balance as at 31/ 03/ 2007	Additions	Deductions	Balance as at 31/ 03/ 2008
Inventory	-	-	-	-	2,279	-	2,279
Receivables – legal	-	-	-	-	-	-	-
Receivables – other	-	332	-	332	378	-	710

Legal provisions are created in compliance with the Act on Reserves and are tax deductible.

7.	SHORT-TERM FINANCIAL ASSETS

As at 31 March 2008 and 2007, the Company had CZK 887 thousand and CZK 959 thousand, respectively of restricted cash balances (term deposit in EUR at Komerční banka) (see Note 18).

The Company has an overdraft facility of CZK 10,000 thousand and CZK 750 thousand with Komerční banka and Raiffeisen bank, respectively. As at 31 March 2008 and 2007, the drawn down element of the overdraft was CZK 389 thousand and CZK 0 thousand, respectively and is shown as short-term bank loan in the accompanying balance sheet (see Note 14).

Short-term securities and interests as at 31 March were as follows (in CZK thousands):

	2007/2008		2006/2007
	Number of share certificates	Market value	Income	Number of share certificates	Market value	Income
Czech Republic – shares fund IKS KB (Podílový fond IKS KB)	-	-	4	724,024	1,155	23

As at 31 March 2008, the Company has no held-for-trading receivables valued at fair value.

8.	OTHER ASSETS

Prepaid expenses include in particular advertising services, which have not been provided yet and insurance, which are charged to income in the year in which they were incurred.

Unbilled revenues include in particular interest on employees’ loans to be settled with final repayment, which is recognized into interest income for the year in which it is earned.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

9.	EQUITY

The basic capital of the Company consists of registered shares in certificated form fully subscribed and paid, with a nominal value of CZK 1 thousand. As at the financial statements date the Company records no other capital funds.

The movements in the capital accounts during 2007/2008 and 2006/2007 were as follows (in CZK thousands): For the Statement of Changes in Equity, see Appendix 2.

	Balance as at 31/ 03/ 2006	Increase	Decrease	Balance as at 31/ 03/ 2007	Increase	Decrease	Balance as at 31/ 03/ 2008
Number of shares	12,000	-	-	12,000	-	-	12,000
Basic capital	12,000	-	-	12,000	-	-	12,000
Legal reserve fund	1,230	1,170	-	2,400	-	-	2,400

The Annual General Meetings held on 1 June 2006, 3 September 2007 and 17 March 2008, respectively, approved the following profit distribution for 2005/2006 and 2006/2007 (in CZK thousands):

Profit for 2005/2006	67,625	Profit for 2006/2007	30,751
Allocation to - legal reserve fund	1,170	Allocation to - legal reserve fund	-
other funds	-	other funds	-
Dividends and profit distribution	30,000	Dividends and profit distribution	64,200
Undistributed profits added to retained earnings	36,455	Undistributed profits added to retained earnings	-
Retained earnings as at 31/ 03/ 2007	51,792	Retained earnings as at 31/ 03/ 2008	18,342
Accumulated loss as at 31/ 03/ 2007 Before applying 2006/2007 profit	-	Accumulated loss as at 31/ 03/ 2008 Before applying 2007/2008 profit	-

Over the period from September 2007 to March 2008, the Company paid dividends for 2006/2007 of CZK 5,350 per share, totaling CZK 64,200 thousand. On 5 June 2006, the Company paid dividends for 2005/2006 of CZK 2,500 per share, totaling CZK 30,000 thousand.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

10.	RESERVES

The movements in the reserve accounts were as follows (in CZK thousands):

Reserves	Balance as at 31/ 03/ 2006	Additions	Deductions	Balance as at 31/ 03/ 2007	Additions	Deductions	Balance as at 31/ 03/ 2008
Legal	-	-	-	-	-	-	-
Corporate income tax reserve	-	-	-	-	10,394	-	10,394
Reserve for accrued vacation	5,469	8,145	5,469	8,145	6,436	-	14,581
Reserve for bonuses and employee benefits	-	-	-	-	10,058	-	10,058
Other	-	-	-	-	16,876	-	16,876

Reserves were created for estimated corporate income tax, costs of accrued vacation, employee bonuses and employee benefits, warranty, estimated project losses and other risks.

The reserve for corporate income tax totaling CZK 10,394 thousand was accounted for based on the total estimated corporate income tax net of income tax advance payments made in 2007/2008.

Reserves for accrued vacation are created based on the accrued vacation record and average daily compensation for the vacation of individual employees.

Other reserves include a reserve for an unprofitable project created at the moment when a loss is highly probable and equals the estimated loss.  Other reserves also include warranty and for other risks.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

11.	LONG-TERM LIABILITIES

Other long-term liabilities comprise long-term liability to a supplier, due in instalments until 1 January 2010.

12.	CURRENT LIABILITIES

As at 31 March 2008 and 2007, the Company had current payables which are overdue for more than 180 days totaling CZK 66 thousand and CZK 0 thousand, respectively.

As at 31 March 2008 the Company had liabilities of CZK 16,323 thousand owing to social security and health insurance premiums.

Unbilled deliveries include in particular supplies of services related to costs of non-residential premises.

Payables to related parties (see Note 21).

13.	BANK LOANS AND BORROWINGS

				2007/2008		2006/2007
Bank	Terms/ Conditions	Interest rate	Total limit	Amount in foreign currency	Amount in CZK thousands	Amount in foreign currency	Amount in CZK thousands
Bank loan with KB	Maturity 2 July 2008	Floating 1M PRIBOR + 1.65% p. a.	30,000		-		5,000
Overdraft with KB	Maturity 8 January 2009	Floating 1M PRIBOR + 2.23% p. a.	10,000		-		-
Overdraft with RB	Maturity 30 November 2008	Floating 1M PRIBOR + 2.25% p. a.	750		389		-
Total			40,750		389		5,000
Less current portion					389		5,000
Net					-		-

In 2007/2008 and 2006/2007, interest expense relating to bank loans and borrowings was CZK 457 thousand and CZK 188 thousand, respectively.

The overdraft and bank loan provided by Komercni banka is secured by lien on 30% of the value of trade receivables.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

14.	OTHER LIABILITIES

Accruals include in particular external payroll services and utilities related to non-residential premises, which are charged to income for the year in which they were incurred.

Deferred income includes billed services to be delivered in the upcoming period, which are recognized into income for the year in which it was earned.

15.	INCOME TAXES

	2007/2008 (in CZK thousands)	2006/2007 (in CZK thousands)
Profit before taxes	87,102	38,818
Non-taxable revenues	347	-
Difference between book and tax depreciation	324	82
Non-deductible expenses
Creation of provisions	2,657	263
Creation of reserves	33,369	2,745
Other (e.g. entertainment expenses, shortages and losses)	16,858	11,038
Investment relief settlement	-	(139)
Research and development costs	(23,001)	(14,786)
Donations and gifts	(160)	(1,901)
Taxable income	117,496	36,120
Current income tax rate	21%	24%
Tax	24,674	8,669
Adjustment of the tax paid in previous years	52	-
Current tax expense	24,726	8,669

As at 31 March 2008, the Company recorded CZK 30,222 thousand in outstanding tax liabilities, including amounts for corporate income tax, withholding tax, value added tax and other taxes.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

The Company quantified deferred taxes as follows (in CZK thousands):

	2007/2008		2006/2007
Deferred tax items	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Difference between net book value of fixed assets for accounting and tax purposes	-	91	-	196
Other temporary differences:
Provision against receivables	-	-	-	-
Provision against inventory	456	-	-	-
Provision against fixed assets	-	-	-	-
Reserves	6,763	-	1,876	-
Tax loss carryforward	-	-	-	-
Total	7,219	91	1,876	196
Net	7,128		1,680

The Company recorded a deferred tax asset of CZK 7,128 thousand from other reserves and provisions against inventory which is expected to be applied in the calculation of future tax charges.

16.	LEASES

Assets which are being used by the Company under operating leases as at 31 March 2008 and 2007 consist of the following (in CZK thousands):

Description	Terms/Conditions	Expense in 2007/2008	Expense in 2006/2007	Cost
Passenger cars	Lease payments and services related to the use of passenger cars are due based on issued invoices	5,413	3,203	38 passenger cars at a total cost of 24,558 leased in 2006/20007 57 passenger cars at a total cost of 30,269 leased in 2007/2008

17.	COMMITMENTS AND CONTINGENCIES

As at 31 March 2008 and 2007, the Company had contingent assets, which were not shown on the balance sheet. The contingent assets represent guarantee in the form of bills of exchange of nominal value of CZK 3,183 thousand and CZK 620 thousand, respectively, securing the employees’ loans in residual value of CZK 1,659 thousand and CZK 3,226 thousands.

The Company received from Komercni banka a non-monetary bank guarantee for smooth realization of the contract with BBC-Building Beta of EUR 112 thousands. The guarantee is secured by the restriction on a term deposit at Komercni banka up to the value of EUR 34 thousands (30% of term deposit).

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

18.	REVENUES

The breakdown of revenues on ordinary activities is as follows (in CZK thousands):

	2007/2008		2006/2007
	Domestic	Foreign	Domestic	Foreign
Provision of IT services	682,277	32,237	355,684	20,556
Sales of goods	22,998	-	3,375	-
Sales of fixed assets	356	-	196	-
Total revenues	705,631	32,237	359,255	20,556

In 2007/2008 the revenues of the Company were concentrated primarily with main customers in the banking and telecommunication industries.

19.	PERSONNEL AND RELATED EXPENSES

The breakdown of personnel expenses is as follows (in CZK thousands):

	2007/2008		2006/2007
	Total personnel	Of which: members of managerial bodies	Total personnel	Of which: members of managerial bodies
Average number of employees	390	8	256	10
Wages and salaries	291,544	10,207	168,859	9,707
Social security and health insurance	102,176	3,572	59,040	3,398
Social cost	15,740	259	7,391	324
Total personnel expenses	409,460	14,038	235,290	13,429

The members and former members of statutory and supervisory bodies received no bonuses in 2007/2008 and 2006/2007.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

20.	RELATED PARTY INFORMATION

Loans (including related interest rates), guarantees, advances and other benefits granted to the members and former members of statutory and supervisory bodies and to directors and executive officers as at 31 March consisted of the following (in CZK thousands):

	2007/2008	2006/2007
Statutory body:
Advances	-	-
Loans	-	770
Guarantees	-	-
Other benefits	Company car	Company car
Supervisory body:
Advances	-	-
Loans	-	500
Guarantees	-	-
Other benefits	Company car	Company car
Directors and executive officers:
Advances	-	-
Loans	187	240
Guarantees	-	-
Other benefits	Company car	Company car

The loans are secured through bills of exchange and bear interest ranging from 0% to 4.2%. Interest-free loans were provided for housing purposes. These loans are presented within other short-term receivables in the accompanying balance sheet.

Other benefits consist of the use of company cars.

As at 31 March 2008 and 2007, the members of statutory bodies, directors and executive officers owned 12,000 shares of the Company.

The Company sells services and goods to related parties in the ordinary course of business. Sales totaled CZK 5,770 thousand and CZK 4,875 thousand in 2007/2008 and 2006/2007, respectively.

Short-term receivables from related parties as at 31 March were as follows (in CZK thousands):

Related party	Terms/Due dates	2007/2008	2006/2007
Geewa s.r.o.	Short-term trade receivables	257	1,736
Logos International a.s.	Short-term trade receivables	1,395	-

The Company receives services from related parties in the ordinary course of business. Purchases were CZK 1,878 thousand and CZK 1,245 thousand in 2007/2008 and 2006/2007, respectively.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

Short-term payables to related parties as at 31 March were as follows (in CZK thousands):

Related party	Terms/Due dates	2007/2008	2006/2007
Geewa s.r.o.	Trade payables	437	-

21.	RESEARCH AND DEVELOPMENT COSTS

Research and development costs amounted to CZK 23,832 thousand and CZK 14,786 thousand in 2007/2008 and 2006/2007, respectively, and were expensed as incurred.

22.	SUBSEQUENT EVENTS

The Company concluded an agreement on the transfer of shares between its shareholders and Ness Czech s.r.o. (Business registration number: 45786259). The transaction date was 1 October 2008. Since this date the Company’s name has been changed into Ness Logos a.s. and the registered office has been transferred to the new address V Parku 2335/20, Praha 4. Also the accounting period changed from the financial year to the calendar year and therefore the accounting period 2008 will be shortened to nine months.

23.	STATEMENT OF CASH FLOWS (SEE APPENDIX 1)

The cash flow statement was prepared under the indirect method.

24.	STATEMENT OF CHANGES IN EQUITY (SEE APPENDIX 2, SEE NOTE 10)

25.	MATERIAL DIFFERENCES BETWEEN CZECH AND U.S. GAAP AND THEIR EFFECT ON THE FINANCIAL STATEMENTS

The financial statements of LOGOS a.s have been prepared in accordance with Czech generally accepted accounting principles ("Czech GAAP"), which differ in certain respects from generally accepted accounting principles in the United States of America ("U.S. GAAP"). A description of the significant differences as they apply to the Company is set forth in the following notes.

Revenue recognition

Under Czech GAAP, revenues and expenses are recognized on an accrual basis, that is, they are recognized in the period in which the actual flow of the related goods or services occurs regardless of when the related monetary flow arises. Service arrangements are generally accounted for according to the completed contract method. When a contract is comprised of a number of performance milestones, revenues and costs are determined and taken to income statement upon the completion of each milestone. The percentage of completion method is not allowed. If no billing milestones are set in the contract, all payments received by contractors are recorded as payables, work in progress builds up with the progress of the contract valued usually at direct production costs and also administrative overhead costs are permitted. Revenues and costs are then recognized on the completion of the contract. Expected loss on the contract could be treated under Czech GAAP as a specific allowance for work in progress or a general provision.

Under U.S. GAAP, revenue should not be recognized until it is realized or realizable and earned. Revenue is generally realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectibility is reasonably assured. If a contract involves the provision of multiple elements, the total estimated contract revenue is allocated to each element based on the relative fair value of each element or based on the residual method. The fair value of those elements is determined based on the price charged for those elements when sold separately.

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

Comprehensive income

Under Czech GAAP, disclosure of comprehensive income and its components is not required.

U.S. GAAP require the reporting and display of comprehensive income and its components in accordance with SFAS No. 130, "Reporting Comprehensive Income." Comprehensive income represents the change in shareholders' equity during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity except those resulting from investments by owners and distributions to owners.

Provision for tax positions

Under Czech GAAP, provisions for tax positions are classified in the income statement under the heading “Change in reserves and provisions relating to operations and in prepaid expenses (specific-purpose expenses)“. Under U.S. GAAP, such a provision is classified as part of the tax charge on income.

Income Statement Format

The structure and format of the income statement under Czech GAAP is prescribed in the Czech Act on Accounting and is presented on the basis of expense classification. The income statement format presented under U.S. GAAP is based on a functional classification. For example, all payroll costs under Czech GAAP are classified on the “Personal Expenses” line. Under U.S. GAAP, payroll costs would be split by function, e.g. part in cost of goods sold, part in selling and general administration.

Prepared on:	Signature of accounting unit’s statutory body:	Person responsible for accounting (name, signature):	Person responsible for financial statements (name, signature):
28 November 2008	/s/ Pavel Endrle	/s/ Alena Zedníková	/s/ Petr Krajíček
/s/ Pavel Šťovíček

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

Appendix 1

Statement of Cash Flows for the years ending 31 March 2008 and 2007

				Current year	Prior year 2007 (Unaudited)
P.	Cash and cash equivalents at beginning of year			3,690	34,759
			Cash flows from operating activities
Z.			Net profit or loss on ordinary activities before taxation	87,162	38,809
A.	1		Adjustments to reconcile profit or loss to net cash provided by or used in operating activities	55,415	12,160
A.	1	1	Depreciation and amortization of fixed assets and write-off of adjustment to acquired property	11,258	9,451
A.	1	2	Changes in provisions and reserves	43,764	2,676
A.	1	3	Gain on disposal of fixed assets	(116)	(108)
A.	1	4	Proceeds from dividends and profit sharing	0	0
A.	1	5	Net interest expense except for capitalized interest and net interest income	509	141
A.	1	6	Additional adjustments to reconcile profit or loss to net cash provided by or used in other operating activities	0	0
A.	*		Net cash from operating activities before taxation, changes in working capital and extraordinary items	142,577	50,969
A.	2		Change in non-cash components of working capital	(44,103)	(30,971)
A.	2	1	Change in receivables from operating activities and in prepaid expenses and unbilled revenue	(72,911)	(24,477)
A.	2	2	Change in short-term payables from operating activities and in accruals and deferred income	46,957	3,656
A.	2	3	Change in inventory	(18,149)	(10,150)
A.	2	4	Change in short-term financial assets not included in cash and cash equivalents	0	0
A.	**		Net cash from operating activities before taxation and extraordinary items	98,474	19,998
A.	3		Interest paid except for capitalized interest	(557)	(194)
A.	4		Interest received	48	53
A.	5		Income taxes paid on ordinary activities and tax arrears relating to previous years	(21,633)	(8,067)
A.	6		Gains and losses on extraordinary profit or loss including income tax	(60)	9
A.	***		Net cash provided by (used in) operating activities	76,272	11,799
			Cash flows from investing activities
B.	1		Purchase of fixed assets	(12,634)	(12,976)
B.	2		Proceeds from sale of fixed assets	116	108
B.	3		Loans granted to related parties	0	0
B.	***		Net cash provided by (used in) investing activities	(12,518)	(12,868)
			Cash flows from financing activities
C.	1		Effect of changes in long-term/short-term liabilities	4,094	0
C.	2		Effect of changes in equity on cash and cash equivalents	(64,201)	(30,000)
C.	2	1	Increase in cash due to increase in basic capital, share premium etc.	0	0
C.	2	2	Shares in equity paid to partners	0	0
C.	2	3	Additional cash contributions of partners and shareholders	0	0
C.	2	4	Loss compensated by partners	0	0
C.	2	5	Direct payments debited to funds	0	0
C.	2	6	Dividends or profit sharing paid including tax paid	(64,201)	(30,000)
C.	***		Net cash provided by (used in) financing activities	(60,107)	(30,000)
F.	Net increase (decrease) in cash			3,647	(31,069)
R.	Cash and cash equivalents at end of year			7,337	3,690

The accompanying balance sheet and income statement are an integral part of the financial statements.

Logos a.s.

Financial Statements for the Year Ended 31 March 2008

Appendix 2

Statement of Changes in Shareholders’ Equity

In CZK thousands	Basic capital	Legal reserve fund	Funds created from profit	Retained earnings	Total
As at 1 April 2006 (unaudited)	12,000	1,230	-	82,961	96,191
Deferred tax (change in method)	-	-	-	-	-
Net profit/net loss not taken to income statement	-	-	-	-	-
Transfer to statutory funds	-	1,170	-	(1,170)	-
Payment of dividends	-	-	-	(30,000)	(30,000)
Net profit	-	-	-	30,751	30,751
As at 31 March 2007 (unaudited)	12,000	2,400	-	82,542	96,942
Net profit/net loss not taken to income statement	-	-	-	-	-
Transfer to statutory funds	-	-	-	-	-
Payment of dividends	-	-	-	(64,200)	(64,200)
Net profit	-	-	-	67,824	67,824
As at 31 March 2008	12,000	2,400	-	86,166	100,566

The accompanying balance sheet and income statement are an integral part of the financial statements.